Exhibit 99.1

Contact:	Doug Guarino	Director of Corporate Relations	781-647-3900
	Jon Russell	Vice President of Finance
ALERE INC. ANNOUNCES
SECOND QUARTER 2010 RESULTS
WALTHAM, MA...July 28, 2010...Alere Inc. (formerly known as Inverness Medical Innovations, Inc.) (NYSE: ALR), a global leader in enabling individuals to take charge of their health at home through the merger of rapid diagnostics and health management, today announced its financial results for the quarter ended June 30, 2010.
Financial results for the second quarter of 2010:
•	Net revenue of $523.0 million for the second quarter of 2010, compared to $438.7 million for the second quarter of 2009.

•	Recent professional diagnostics acquisitions contributed $62.5 million of incremental net revenue, compared to the second quarter of 2009.

•	North American influenza sales totaled $0.6 million for the second quarter of 2010, compared to $14.6 million for the second quarter of 2009.

•	GAAP net loss of $8.3 million attributable to common stockholders of Alere Inc. and respective net loss per common share of $0.10, compared to GAAP net loss of $1.2 million attributable to common stockholders of Alere Inc. and respective net loss per common share $0.01, for the second quarter of 2009.

•	Adjusted cash basis net income per diluted common share from continuing operations of $0.57, compared to adjusted cash basis net income per diluted common share from continuing operations of $0.57, for the second quarter of 2009.
The Company’s GAAP results for the second quarter of 2010 include amortization of $74.1 million, $7.1 million of restructuring charges, $8.1 million of stock-based compensation expense, a $2.8 million charge associated with the write-up to fair market value of inventory acquired in connection with the acquisition of Standard Diagnostics, Inc., $2.0 million of acquisition-related costs recorded in accordance with ASC 805, Business Combinations, offset by $3.8 million of income recorded for fair value adjustments to acquisition-related contingent consideration obligations and a $1.3 million, net of tax, allocation of certain of the aforementioned charges to non-controlling stockholders. The Company’s GAAP results for the second quarter of 2009 include amortization of $61.2 million, $4.9 million of restructuring charges, $6.6 million of stock-based compensation expense and $1.7 million of acquisition-related costs recorded in accordance with ASC 805, Business Combinations. These amounts, net of tax, have been excluded from the adjusted cash basis net income per diluted common share attributable to Alere Inc. for the respective quarters.
A detailed reconciliation of the Company’s adjusted cash basis net income, which is a non-GAAP financial measure, to net income under GAAP, as well as a discussion regarding this non-GAAP financial measure, is included in the schedules to this press release.
The Company will host a conference call beginning at 10:00 a.m. (Eastern Time) today, July 28, 2010, to discuss these results as well as other corporate matters. During the conference call, the Company may answer questions concerning business and financial developments and trends and other business and financial matters. The Company’s responses to these questions, as well as other matters discussed during the conference call, may contain or constitute information that has not been previously disclosed.
The conference call may be accessed by dialing 706-679-1656 (domestic and international), an access code is not required, or via a link on the Inverness website at www.alere.com/ic. It is also available via link at http://event.meetingstream.com/r.htm?e=228683&s=1&k=0E445AC7F725CFFA3E6F855A0C7A7BFD. An archive of the call will be available from the same link approximately two hours after the conclusion of the live call and will be accessible for 60 days. Additionally, reconciliations to non-GAAP financial measures not included in this press release that may be discussed during the call will also be available at the Alere website (www.alere.com/ic) under the Earnings Calls and Releases section shortly before the conference call begins and will continue to be available on this website.
For more information about Alere, please visit our website at http://www.alere.com.
By developing new capabilities in near-patient diagnosis, monitoring and health management, Alere enables individuals to take charge of improving their health and quality of life at home. Alere’s global leading products and services, as well as its new product development efforts, focus on infectious disease, cardiology, oncology, drugs of abuse and women’s health. Alere is headquartered in Waltham, Massachusetts.
Source: Alere Inc.

Alere Inc. and Subsidiaries
Condensed Consolidated Statements of Operations and
Reconciliation to Non-GAAP Adjusted Cash Basis Amounts
(in $000s, except per share amounts)

	Three Months Ended June 30, 2010					Three Months Ended June 30, 2009
				Non-GAAP					Non-GAAP
				Adjusted					Adjusted
		Non-GAAP		Cash			Non-GAAP		Cash
	GAAP	Adjustments		Basis (a)		GAAP	Adjustments		Basis (a)
Net product sales and services revenue	$516,880	$—		$516,880		$434,972	$—		$434,972
License and royalty revenue	6,080	—		6,080		3,680	—		3,680

Net revenue	522,960	—		522,960		438,652	—		438,652
Cost of net revenue	250,962	(21,359)	(b) (c) (d) (e)	229,603		200,756	(12,228)	(b) (c) (d)	188,528

Gross profit	271,998	21,359		293,357		237,896	12,228		250,124

Gross margin	52%			56%		54%			57%
Operating expenses:
Research and development	32,760	(3,002)	(b) (c) (d)	29,758		26,039	(2,911)	(b) (c) (d)	23,128
Selling, general and administrative	217,180	(64,820)	(b) (c) (d) (f) (g)	152,360		184,587	(57,024)	(b) (c) (d) (f)	127,563

Total operating expenses	249,940	(67,822)		182,118		210,626	(59,935)		150,691

Operating income	22,058	89,181		111,239		27,270	72,163		99,433
Interest and other income (expense), net	(29,494)	265	(c) (f)	(29,229)		(21,096)	143	(c)	(20,953)

(Loss) income from continuing operations before (benefit) provision for income taxes	(7,436)	89,446		82,010		6,174	72,306		78,480
(Benefit) provision for income taxes	(1,243)	29,411	(i)	28,168		2,271	25,584	(i)	27,855

(Loss) income from continuing operations before equity earnings of unconsolidated entities, net of tax	(6,193)	60,035		53,842		3,903	46,722		50,625
Equity earnings of unconsolidated entities, net of tax	4,217	844	(b) (c)	5,061		983	2,070	(b) (c)	3,053

(Loss) income from continuing operations	(1,976)	60,879		58,903		4,886	48,792		53,678
(Loss) income from discontinued operations, net of tax	(35)	1		(34)		(166)	33	(b)	(133)

Net (loss) income	(2,011)	60,880		58,869		4,720	48,825		53,545
Less: Net income attributable to non-controlling interests, net of tax	343	1,324	(h)	1,667		224	—		224

Net (loss) income attributable to Alere Inc. and Subsidiaries	$(2,354)	$59,556		$57,202		$4,496	$48,825		$53,321

Preferred stock dividends	$(5,984)			$(5,984)		$(5,693)			$(5,693)

Net (loss) income available to common stockholders	$(8,338)			$51,218		$(1,197)			$47,628

Basic net (loss) income per common share attributable to Alere Inc. and Subsidiaries:
Basic (loss) income per common share from continuing operations	$(0.10)			$0.61		$(0.01)			$0.60
Basic (loss) income per common share from discontinued operations	$—			$—		$—			$—

Basic net (loss) income per common share	$(0.10)			$0.61		$(0.02)			$0.60

Diluted net (loss) income per common share attributable to Alere Inc. and Subsidiaries:
Diluted (loss) income per common share from continuing operations	$(0.10) (j)			$0.57	(k)	$(0.01) (j)			$0.57	(l)
Diluted (loss) income per common share from discontinued operations	$— (j)			$—	(k)	$— (j)			$—	(l)

Diluted net (loss) income per common share	$(0.10) (j)			$0.57	(k)	$(0.02) (j)			$0.57	(l)

Weighted average common shares — basic	84,193			84,193		78,775			78,775

Weighted average common shares — diluted	84,193 (j)			101,298	(k)	78,775 (j)			95,995	(l)

(a)	In calculating net income or loss on an adjusted cash basis, the Company excludes from net income or loss (i) certain non-cash charges, including amortization expense and stock-based compensation expense, (ii) non-recurring charges and income, and (iii) certain other charges and income that have a significant positive or negative impact on results yet do not occur on a consistent or regular basis in its business. In determining whether a particular item meets one of these criteria, management considers facts and circumstances that it believes are relevant. Management believes that excluding such charges and income from net income or loss allows investors and management to evaluate and compare the Company’s operating results from continuing operations from period to period in a meaningful and consistent manner. Due to the frequency of their occurrence in its business, the Company does not adjust net income or loss for the costs associated with litigation, including payments made or received through settlements. It should be noted that “net income or loss on an adjusted cash basis” is not a standard financial measurement under accounting principles generally accepted in the United States of America (“GAAP”) and should not be considered as an alternative to net income or loss or cash flow from operating activities, as a measure of liquidity or as an indicator of operating performance or any measure of performance derived in accordance with GAAP. In addition, all companies do not calculate non-GAAP financial measures in the same manner and, accordingly, “net income or loss on an adjusted cash basis” presented in this press release may not be comparable to similar measures used by other companies.

(b)	Amortization expense of $74.1 million and $61.2 million in the second quarter of 2010 and 2009 GAAP results, respectively, including $15.7 million and $10.2 million charged to cost of sales, $1.2 million and $1.3 million charged to research and development, $57.0 million and $49.5 million charged to selling, general and administrative, with $0.2 million and $0.2 million charged through equity earnings of unconsolidated entities, net of tax during each of the respective quarters. Amortization associated with discontinued operations amounted to $0.1 million during the second quarter of 2009. (See also footnote h below.)

(c)	Restructuring charges associated with the decision to close facilities of $7.1 million and $4.9 million for the second quarter of 2010 and 2009 GAAP results, respectively. The $7.1 million charge for the second quarter of 2010 included $2.4 million charged to cost of sales, $0.3 million charged to research and development, $3.5 million charged to selling, general and administrative expense, $0.2 million charged to interest expense and $0.7 million charged through equity earnings of unconsolidated entities, net of tax. The $4.9 million charge for the second quarter of 2009 included $1.5 million charged to cost of sales, $0.3 million charged to research and development, $1.1 million charged to selling, general and administrative, $0.1 million charged to interest expense and $1.9 million charged through equity earnings of unconsolidated entities, net of tax.

(d)	Compensation costs of $8.1 million and $6.6 million associated with stock-based compensation expense for the second quarter of 2010 and 2009 GAAP results, respectively, including $0.4 million and $0.5 million charged to cost of sales, $1.5 million and $1.3 million charged to research and development and $6.2 million and $4.8 million charged to selling, general and administrative, in the respective periods.

(e)	A write-off in the amount of $2.8 million during the second quarter of 2010, relating to inventory write-ups recorded in connection with the acquisition of Standard Diagnostics, Inc. during the first quarter of 2010. (See also footnote h below.)

(f)	Acquisition-related costs in the amount of $2.0 million and $1.7 million in the second quarter of 2010 and 2009 GAAP results, respectively, recorded in connection with the adoption of ASC 805, Business Combinations, on January 1, 2009. The $2.0 million of acquisition-related costs recorded during the second quarter of 2010 included $1.9 million charged to selling, general and administrative and $0.1 million charged to interest expense.

(g)	$3.8 million of income recorded in connection with fair value adjustments to acquisition-related contingent consideration obligations in accordance with ASC 805, Business Combinations.

(h)	Amortization expense of $1.0 million ($0.8 million, net of tax) and a write-off in the amount of $0.7 million ($0.5 million, net of tax) relating to inventory write-ups attributable to operating results of non-controlling interests.

(i)	Tax effect on adjustments as discussed above in notes (b), (c), (d), (e), (f) and (g).

(j)	For the three months ended June 30, 2010 and 2009, potential dilutive shares were not used in the calculation of diluted net loss per common share under GAAP because inclusion thereof would be antidilutive.

(k)	Included in the weighted average diluted common shares for the calculation of net income per common share for the three months ended June 30, 2010, on an adjusted cash basis, were dilutive shares consisting of 1,510,000 common stock equivalent shares from the potential exercise of stock options and warrants. Also included were potential dilutive shares consisting of 3,438,000 common stock equivalent shares from the potential conversion of convertible debt securities, 11,542,000 common stock equivalent shares from the potential conversion of Series B convertible preferred stock and 615,000 common stock equivalents from the potential settlement of a portion of the deferred purchase price consideration related to the ACON Second Territory Business. The diluted net income per common share calculation for the three months ended June 30, 2010, on an adjusted cash basis, included the add back of interest expense related to the convertible debt of $0.7 million, the add back of $6.0 million of preferred stock dividends related to the Series B convertible preferred stock and the add back of interest expense related to the ACON Second Territory Business of $0.1 million resulting in net income available to common stockholders of $58.0 million for the three months ended June 30, 2010.

(l)	Included in the weighted average diluted common shares for the calculation of net income per common share for the three months ended June 30, 2009, on an adjusted cash basis, were dilutive shares consisting of 1,527,000 common stock equivalent shares from the potential exercise of stock options and warrants. Also included were potential dilutive shares consisting of 3,416,000 common stock equivalent shares from the potential conversion of convertible debt securities, 10,981,000 common stock equivalent shares from the potential conversion of Series B convertible preferred stock and 1,256,000 common stock equivalents from the potential settlement of a portion of the deferred purchase price consideration related to the ACON Second Territory Business. The diluted net income per common share calculation for the three months ended June 30, 2009, on an adjusted cash basis, included the add back of interest expense related to the convertible debt of $0.7 million, the add back of $5.7 million of preferred stock dividends related to the Series B convertible preferred stock and the add back of interest expense related to the ACON Second Territory Business of $0.3 million resulting in net income available to common stockholders of $54.3 million for the three months ended June 30, 2009.

Alere Inc. and Subsidiaries
Condensed Consolidated Statements of Operations and
Reconciliation to Non-GAAP Adjusted Cash Basis Amounts
(in $000s, except per share amounts)

	Six Months Ended June 30, 2010					Six Months Ended June 30, 2009
				Non-GAAP					Non-GAAP
				Adjusted					Adjusted
		Non-GAAP		Cash			Non-GAAP		Cash
	GAAP	Adjustments		Basis (a)		GAAP	Adjustments		Basis (a)
Net product sales and services revenue	$1,026,285	$—		$1,026,285		$851,065	$—		$851,065
License and royalty revenue	11,929	—		11,929		12,740	—		12,740

Net revenue	1,038,214	—		1,038,214		863,805	—		863,805
Cost of net revenue	492,259	(41,013)	(b)(c)(d)(e)	451,246		391,459	(24,645)	(b)(c)(d)	366,814

Gross profit	545,955	41,013		586,968		472,346	24,645		496,991

Gross margin	53%			57%		55%			58%

Operating expenses:
Research and development	63,753	(6,461)	(b)(c)(d)	57,292		53,091	(5,331)	(b)(c)(d)	47,760
Selling, general and administrative	431,434	(131,835)	(b)(c)(d)(f)(g)	299,599		361,530	(115,183)	(b)(c)(d)(f)	246,347

Total operating expenses	495,187	(138,296)		356,891		414,621	(120,514)		294,107

Operating income	50,768	179,309		230,077		57,725	145,159		202,884
Interest and other income (expense), net	(59,585)	456	(c)(f)	(59,129)		(41,681)	273	(c)	(41,408)

(Loss) income from continuing operations before (benefit) provision for income taxes	(8,817)	179,765		170,948		16,044	145,432		161,476
(Benefit) provision for income taxes	(797)	58,718	(j)	57,921		6,900	50,331	(j)	57,231

(Loss) income from continuing operations before equity earnings of unconsolidated entities, net of tax	(8,020)	121,047		113,027		9,144	95,101		104,245
Equity earnings of unconsolidated entities, net of tax	8,257	1,816	(b)(c)	10,073		3,480	3,458	(b)(c)	6,938

Income from continuing operations	237	122,863		123,100		12,624	98,559		111,183
Income (loss) from discontinued operations, net of tax	11,911	167	(h)	12,078		(1,513)	66	(b)	(1,447)

Net income	12,148	123,030		135,178		11,111	98,625		109,736
Less: Net (loss) income attributable to non-controlling interests, net of tax	(327)	2,763	(i)	2,436		324	—		324

Net income attributable to Alere Inc. and Subsidiaries	$12,475	$120,267		$132,742		$10,787	$98,625		$109,412

Preferred stock dividends	$(11,837)			$(11,837)		$(11,213)			$(11,213)

Net income (loss) available to common stockholders	$638			$120,905		$(426)			$98,199

Basic net income (loss) per common share attributable to Alere Inc. and Subsidiaries:
Basic (loss) income per common share from continuing operations	$(0.13)			$1.30		$0.01			$1.27
Basic income (loss) per common share from discontinued operations	$0.14			$0.14		$(0.02)			$(0.02)

Basic net income (loss) per common share	$0.01			$1.44		$(0.01)			$1.25

Diluted net income (loss) per common share attributable to Alere Inc. and Subsidiaries:
Diluted (loss) income per common share from continuing operations	$(0.13) (k)			$1.21	(m)	$0.01 (l)			$1.19 (n)
Diluted income (loss) per common share from discontinued operations	$0.14 (k)			$0.12	(m)	$(0.02) (l)			$(0.02) (n)

Diluted net income (loss) per common share	$0.01 (k)			$1.33	(m)	$(0.01) (l)			$1.17 (n)

Weighted average common shares — basic	84,001			84,001		78,695			78,695

Weighted average common shares — diluted	84,001 (k)			101,311	(m)	79,879 (l)			94,815 (n)

(a)	In calculating net income or loss on an adjusted cash basis, the Company excludes from net income or loss (i) certain non-cash charges, including amortization expense and stock-based compensation expense, (ii) non-recurring charges and income, and (iii) certain other charges and income that have a significant positive or negative impact on results yet do not occur on a consistent or regular basis in its business. In determining whether a particular item meets one of these criteria, management considers facts and circumstances that it believes are relevant. Management believes that excluding such charges and income from net income or loss allows investors and management to evaluate and compare the Company’s operating results from continuing operations from period to period in a meaningful and consistent manner. Due to the frequency of their occurrence in its business, the Company does not adjust net income or loss for the costs associated with litigation, including payments made or received through settlements. It should be noted that “net income or loss on an adjusted cash basis” is not a standard financial measurement under accounting principles generally accepted in the United States of America (“GAAP”) and should not be considered as an alternative to net income or loss or cash flow from operating activities, as a measure of liquidity or as an indicator of operating performance or any measure of performance derived in accordance with GAAP. In addition, all companies do not calculate non-GAAP financial measures in the same manner and, accordingly, “net income or loss on an adjusted cash basis” presented in this press release may not be comparable to similar measures used by other companies.

(b)	Amortization expense of $146.3 million and $119.8 million in the first six months of 2010 and 2009 GAAP results, respectively, including $30.6 million and $20.2 million charged to cost of sales, $2.4 million and $2.3 million charged to research and development, $112.9 million and $96.8 million charged to selling, general and administrative, with $0.4 million and $0.4 million charged through equity earnings of unconsolidated entities, net of tax during each of the respective periods. Amortization associated with discontinued operations amounted to $0.1 million during the first six months of 2009. (See also footnote i below.)

(c)	Restructuring charges associated with the decision to close facilities of $15.0 million and $10.3 million in the first six months of 2010 and 2009 GAAP results, respectively. The $15.0 million charge for the six months ended June 30, 2010 included $4.0 million charged to cost of sales, $0.2 million charged to research and development, $9.0 million charged to selling, general and administrative expense, $0.4 million charged to interest expense and $1.5 million charged through equity earnings of unconsolidated entities, net of tax. The $10.3 million charge for the six months ended June 30, 2009 included $3.5 million charged to cost of sales, $0.8 million charged to research and development, $2.7 million charged to selling, general and administrative, $0.3 million charged to interest expense and $3.0 million charged through equity earnings of unconsolidated entities, net of tax.

(d)	Compensation costs of $15.7 million and $12.5 million associated with stock-based compensation expense for the first six months of 2010 and 2009 GAAP results, respectively, including $0.8 million and $0.9 million charged to cost of sales, $3.9 million and $2.3 million charged to research and development and $11.0 million and $9.3 million charged to selling, general and administrative, in the respective periods.

(e)	A write-off in the amount of $5.6 million during the first six months of 2010, relating to inventory write-ups recorded in connection with the acquisition of Standard Diagnostics, Inc. during the first quarter of 2010. (See also footnote i below.)

(f)	Acquisition-related costs in the amount of $5.9 million and $6.4 million in the first six months of 2010 and 2009 GAAP results, respectively, recorded in connection with the adoption of ASC 805, Business Combinations, on January 1, 2009. The $5.9 million of acquisition-related costs recorded during the six months ended June 30, 2010 included $5.8 million charged to selling, general and administrative and $0.1 million charged to interest expense.

(g)	$6.9 million of income recorded in connection with fair value adjustments to acquisition-related contingent consideration obligations in accordance with ASC 805, Business Combinations.

(h)	Expenses of $0.3 million ($0.2 million, net of tax) incurred in connection with the sale of our vitamins and nutritional supplements business.

(i)	Amortization expense of $1.9 million ($1.5 million, net of tax) and a write-off in the amount of $1.7 million ($1.3 million, net of tax) relating to inventory write-ups attributable to operating results of non-controlling interests.

(j)	Tax effect on adjustments as discussed above in notes (b), (c), (d), (e), (f) and (g).

(k)	For the six months ended June 30, 2010, potential dilutive shares were not used in the calculation of diluted net income per common share under GAAP because inclusion thereof would be antidilutive.

(l)	Included in the weighted average diluted common shares for the calculation of net income per common share on a GAAP basis for the six months ended June 30, 2009, were dilutive shares consisting of 1,184,000 common stock equivalent shares from the potential exercise of stock options and warrants. Potential dilutive shares consisting of 3,413,000 common stock equivalent shares from the potential conversion of convertible debt securities, 632,000 common stock equivalents from the potential settlement of a portion of the deferred purchase price consideration related to the ACON Second Territory Business and potential dilutive shares consisting of 10,891,000 common stock equivalent shares from the potential conversion of Series B convertible preferred stock were not included in the calculation of net income per common share on a GAAP basis for the six months ended June 30, 2009, because inclusion thereof would be antidilutive for continuing operations.

(m)	Included in the weighted average diluted common shares for the calculation of net income per common share for the six months ended June 30, 2010, on an adjusted cash basis, were dilutive shares consisting of 1,706,000 common stock equivalent shares from the potential exercise of stock options and warrants. Also included were potential dilutive shares consisting of 3,438,000 common stock equivalent shares from the potential conversion of convertible debt securities, 11,487,000 common stock equivalent shares from the potential conversion of Series B convertible preferred stock and 679,000 common stock equivalents from the potential settlement of a portion of the deferred purchase price consideration related to the ACON Second Territory Business. The diluted net income per common share calculation for the six months ended June 30, 2010, on an adjusted cash basis, included the add back of interest expense related to the convertible debt of $1.4 million, the add back of $11.8 million of preferred stock dividends related to the Series B convertible preferred stock and the add back of interest expense related to the ACON Second Territory Business of $0.3 million resulting in net income available to common stockholders of $134.4 million for the six months ended June 30, 2010.

(n)	Included in the weighted average diluted common shares for the calculation of net income per common share for the six months ended June 30, 2009, on an adjusted cash basis, were dilutive shares consisting of 1,184,000 common stock equivalent shares from the potential exercise of stock options and warrants. Also included were potential dilutive shares consisting of 3,413,000 common stock equivalent shares from the potential conversion of convertible debt securities, 10,891,000 common stock equivalent shares from the potential conversion of Series B convertible preferred stock and 632,000 common stock equivalents from the potential settlement of a portion of the deferred purchase price consideration related to the ACON Second Territory Business. The diluted net income per common share calculation for the six months ended June 30, 2009, on an adjusted cash basis, included the add back of interest expense related to the convertible debt of $1.4 million, the add back of $11.2 million of preferred stock dividends related to the Series B convertible preferred stock and the add back of interest expense related to the ACON Second Territory Business of $0.3 million resulting in net income available to common stockholders of $111.1 million for the six months ended June 30, 2009.

Alere Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(in $000s)

	June 30,	December 31,
	2010	2009
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$266,043	$492,773
Restricted cash	2,128	2,424
Marketable securities	3,346	947
Accounts receivable, net	358,654	354,453
Inventories, net	243,812	221,539
Prepaid expenses and other current assets	114,398	140,674
Assets held for sale	—	54,148

Total current assets	988,381	1,266,958

PROPERTY, PLANT AND EQUIPMENT, NET	352,290	324,388
GOODWILL AND OTHER INTANGIBLE ASSETS, NET	5,460,604	5,193,429
DEFERRED FINANCING COSTS AND OTHER ASSETS, NET	169,740	159,217

Total assets	$6,971,015	$6,943,992

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Current portion of notes payable	$17,472	$19,869
Liabilities related to assets held for sale	—	11,558
Current portion of deferred gain on joint venture	287,742	—
Other current liabilities	385,575	406,587

Total current liabilities	690,789	438,014

LONG-TERM LIABILITIES:
Notes payable, net of current portion	2,126,366	2,129,455
Deferred tax liability	445,306	442,049
Other long-term liabilities	125,829	405,585

Total long-term liabilities	2,697,501	2,977,089

Redeemable non-controlling interest	49,331	—

TOTAL EQUITY	3,533,394	3,528,889

Total liabilities and equity	$6,971,015	$6,943,992